AFL-CIO Housing Investment Trust

Portfolio Performance Commentary: April 2010

For the month of April 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of +0.85% and a net return of +0.80%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of +1.04% for the month.

April 2010 gross relative performance:   -0.19%

Performance for periods ended April 30, 2010
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.07%	6.95%	6.84%	5.90%	7.02%
HIT Total Net Rate of Return	2.90%	6.48%	6.40%	5.47%	6.61%
Barclays Capital Aggregate Bond Index	2.84%	8.30%	6.32%	5.38%	6.43%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s underweight to agency fixed-rate residential (single family) mortgage-backed securities (RMBS) relative to the benchmark. RMBS was the worst performing major sector in the Barclays Aggregate, posting negative excess returns of 11 basis points (bps). Fixed-rate RMBS showed negative excess returns of 15 bps.

Negative contributions to the HIT’s performance included:

●
Corporate bonds’ strong performance.  This sector posted the second best performance in the Barclays Aggregate, generating 52 bps of excess returns versus Treasuries.  The HIT does not hold corporate bonds.

●
Weaker performance of the HIT’s agency multifamily MBS portfolio as spreads widened versus Treasuries.  Project loan spreads for construction/permanent and permanent loan certificates widened by a marginal amount, reflecting the widening in swap spreads by approximately 2 bps.  Fannie Mae multifamily DUS securities experienced spread widening to Treasuries of 5 to 22 bps, depending on structure.

●
The portfolio’s underweight to private-label commercial mortgage-backed securities (CMBS) as this sector was the best performing in the Barclays Aggregate.  CMBS posted 176 basis points of excess return for the month, driven by real money demand and outperformance of lower credit sectors.

●
The HIT’s overweight in the highest credit quality sectors of the investment grade universe.  The HIT does not invest in the lowest quality securities whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate.  Those returns were -3, +61, +46, and +85 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 96% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee.

●
The portfolio’s structural overweight to spread-based bonds as swap spreads widened across the yield curve.   The 2-year swap spread widened by 5.6 bps during the month while 10-year swap spreads rallied by 1.8 bps.  Mitigating this widening were the HIT’s actions to lengthen duration slightly as the bond market rallied.

April 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.05%	+0	5.18
Agencies	+0.61%	+2	3.27
Residential MBS	+0.60%	-11	3.70
Corporates	+1.82%	+52	6.51
CMBS	+2.53%	+176	4.02
Asset-backed Securities (ABS)	+0.55%	-1	3.28
Source: Bloomberg L.P.

Changes in Treasury Rates

Maturity	3/31/10	4/30/10	Change
3-Month	0.150%	0.154%	0.0041%
6-Month	0.231%	0.231%	0.0000%
1-Year	0.379%	0.375%	-0.0041%
2-Year	1.016%	0.960%	-0.0555%
3-Year	1.571%	1.484%	-0.0868%
5-Year	2.544%	2.416%	-0.1271%
7-Year	3.275%	3.110%	-0.1652%
10-Year	3.826%	3.653%	-0.1724%
30-Year	4.713%	4.517%	-0.1957%
Source: Bloomberg L.P.

The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.